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                                                                    Exhibit 17.1


                 As filed with the Securities and Exchange Commission
                                 on December 21, 1992
                                                     Registration No. __________

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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                  __________________

                                      FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
              PRE-EFFECTIVE AMENDMENT NO. __                              [ ]
              POST-EFFECTIVE AMENDMENT NO. __                             [ ]

                                        AND/OR

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                   AMENDMENT NO. __

                           (Check appropriate box or boxes)
                                  __________________

                           NICHOLAS-APPLEGATE MUTUAL FUNDS
                  (Exact Name of Registrant as Specified in Charter)

                            501 WEST BROADWAY, SUITE 2000
                             SAN DIEGO, CALIFORNIA 92101
             (Address of Principal Executive Offices, including Zip Code)

                                  ARTHUR E. NICHOLAS
                      C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                            501 WEST BROADWAY, SUITE 2000
                             SAN DIEGO, CALIFORNIA 92101
                       (Name and Address of Agent for Service)

                              COPY TO: ROBERT E. CARLSON
                          PAUL, HASTINGS, JANOFSKY & WALKER
                        555 S. FLOWER STREET, TWENTIETH FLOOR
                            LOS ANGELES, CALIFORNIA 90071
                                  __________________

                    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE FOLLOWING EFFECTIVE DATE.

                                  __________________


    Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
                                  __________________

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant is registering an indefinite number of shares by this registration statement.
                                 ___________________

                                Page one of ___ pages.
                            Exhibit Index is at page ___.


December 4, 1997